                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 1, 2009

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:30 p.m., Central Time, on Tuesday, December 1, 2009, at the offices of FAF Advisors, Inc., 17th Floor - Training Room B, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

     3.   To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on October 14, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.


October 22, 2009                                           Kathleen L. Prudhomme
                                                           Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 1, 2009

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON DECEMBER 1, 2009: THIS PROXY STATEMENT IS AVAILABLE AT www.firstamericanfunds.com.

     The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, December 1, 2009, and any adjournments thereof. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately October 22, 2009.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner (a "broker non-vote"), those shares will not be considered present and entitled to vote on that proposal. Abstentions, however, will be counted as shares present and entitled to vote with respect to a proposal. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, which requires a majority of votes cast at the meeting, a broker non-vote will have no effect, and an abstention will have the same effect as a vote against the proposal.

     For any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     Only shareholders of record of each Fund on October 14, 2009 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

AMERICAN STRATEGIC   AMERICAN STRATEGIC     AMERICAN STRATEGIC      AMERICAN SELECT
 INCOME PORTFOLIO    INCOME PORTFOLIO II   INCOME PORTFOLIO III       PORTFOLIO
------------------   -------------------   --------------------   ------------------
     4,231,331           15,985,741             21,356,023           10,662,195

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     The Funds' most recent annual report has been mailed to shareholders, and is also available by request without charge by writing to the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or by calling the Funds at 800-677-FUND.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Funds' investment advisor (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 50 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                    COMPLEX        OTHER
                    HELD                                   PRINCIPAL          OVERSEEN    DIRECTORSHIPS
  NAME AND        WITH THE    TERM OF OFFICE* AND     OCCUPATION(S) DURING       BY          HELD BY
YEAR OF BIRTH      FUNDS     LENGTH OF TIME SERVED        LAST 5 YEARS        DIRECTOR     DIRECTOR**
---------------   --------   ---------------------   ---------------------   ----------   -------------
Benjamin R.       Director   Mr. Field has served    Retired.                58           None
Field III                    as a director of each
(1938)                       of the Funds since
                             September 2003. Fund
                             directors serve for a
                             one-year term that
                             expires at the next
                             annual meeting of
                             shareholders.

Roger A. Gibson   Director   Mr.Gibson has served    Director,               58           None
(1946)                       as a director of each   Charterhouse Group,
                             of the Funds since      Inc., a private
                             August 1998. Fund       equity firm, since
                             directors serve for a   October 2005;
                             one-year term that      Advisor/Consultant,
                             expires at the next     Future Freight(TM), a
                             annual meeting of       logistics/supply
                             shareholders.           chain company;
                                                     Trustee, National
                                                     Jewish Health; Board
                                                     member/Co-founder,
                                                     Shares of Blue, an
                                                     aviation-related
                                                     youth development
                                                     organization; Vice
                                                     President and Chief
                                                     Operating Officer,
                                                     Cargo - United
                                                     Airlines, from July
                                                     2001 until
                                                     retirement in
                                                     November 2005.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                    COMPLEX        OTHER
                    HELD                                   PRINCIPAL          OVERSEEN    DIRECTORSHIPS
  NAME AND        WITH THE    TERM OF OFFICE* AND     OCCUPATION(S) DURING       BY          HELD BY
YEAR OF BIRTH      FUNDS     LENGTH OF TIME SERVED        LAST 5 YEARS        DIRECTOR     DIRECTOR**
---------------   --------   ---------------------   ---------------------   ----------   -------------
Victoria J.       Director   Ms. Herget has served   Investment              58           None
Herget                       as a director of each   consultant and
(1951)                       of the Funds since      non-profit board
                             September 2003. Fund    member since 2001;
                             directors serve for a   Board Chair, United
                             one-year term that      Educators Insurance
                             expires at the next     Company.
                             annual meeting of
                             shareholders.

John P. Kayser    Director   Mr. Kayser has served   Retired; Principal      58           None
(1949)                       as a director of each   from 1983 to 2004,
                             of the Funds since      William Blair &
                             October 2006. Fund      Company, LLC, a
                             directors serve for a   Chicago-based
                             one-year term that      investment firm.
                             expires at the next
                             annual meeting of
                             shareholders.

Leonard W.        Director   Mr. Kedrowski has       Owner and President,    58           None
Kedrowski                    served as a director    Executive and
(1941)                       of each of the Funds    Management
                             since August 1998.      Consulting, Inc., a
                             Fund directors serve    management
                             for a one-year term     consulting firm;
                             that expires at the     Board member, GC
                             next annual meeting     McGuiggan
                             of shareholders.        Corporation (dba
                                                     Smyth Companies), a
                                                     label printer;
                                                     member, investment
                                                     advisory committee,
                                                     Sisters of the Good
                                                     Shepherd.

Richard K.        Director   Mr. Riederer has        Owner and Chief         58           Cliffs
Riederer                     served as a director    Executive Officer,                   Natural
(1944)                       of each of the Funds    RKR Consultants,                     Resources,
                             since August 2001.      Inc. , a consulting                  Inc. (a
                             Fund directors serve    company providing                    producer
                             for a one-year term     advice on business                   of iron
                             that expires at the     strategy, mergers                    ore
                             next annual meeting of  and acquisitions,                    pellets
                             shareholders.           and non-profit board                 and coal)
                                                     member since 2005.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND
                  POSITION                                                    COMPLEX        OTHER
                    HELD                                   PRINCIPAL          OVERSEEN    DIRECTORSHIPS
  NAME AND        WITH THE    TERM OF OFFICE* AND     OCCUPATION(S) DURING       BY          HELD BY
YEAR OF BIRTH      FUNDS     LENGTH OF TIME SERVED        LAST 5 YEARS        DIRECTOR     DIRECTOR**
---------------   --------   ---------------------   ---------------------   ----------   -------------
Joseph D.         Director   Mr. Strauss has served  Attorney At Law,        58           None
Strauss                      as a director of each   Owner and President,
(1940)                       of the Funds since      Strauss Management
                             August 1998.  Fund      Company, a Minnesota
                             directors serve for a   holding company for
                             one-year term that      various
                             expires at the next     organizational
                             annual meeting of       management business
                             shareholders.           ventures; Owner,
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     Community Resource
                                                     Partnerships, Inc.,
                                                     a corporation
                                                     engaged in strategic
                                                     planning, operations
                                                     management,
                                                     government
                                                     relations,
                                                     transportation
                                                     planning and public
                                                     relations; Owner,
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     Excensus(TM), LLC, a
                                                     strategic
                                                     demographic planning
                                                     and application
                                                     development firm.

Virginia L.       Chair;     Ms. Stringer has        Governance              58           None
Stringer          Director   served as a director    consultant and
(1944)                       of each of the Funds    non-profit board
                             since August 1998.      member; former Owner
                             Fund directors serve    and President,
                             for a one-year term     Strategic Management
                             that expires at the     Resources, Inc., a
                             next annual meeting     management
                             of shareholders.        consulting firm;
                                                     Chair, Saint Paul
                                                     Riverfront
                                                     Corporation, since
                                                     2005.

James M. Wade     Director   Mr. Wade has served as  Owner and President,    58           None
(1943)                       a director of each of   Jim Wade Homes, a
                             the Funds since August  homebuilding company.
                             2001. Fund directors
                             serve for a one-year
                             term that expires at
                             the next annual
                             meeting of
                             shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     There were five meetings of the Board of Directors during the fiscal year ended August 31, 2009. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

     The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

     The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was attached as an appendix to the proxy statement for the 2007 annual shareholder meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met six times during the fiscal year ended August 31, 2009.

     The Pricing Committee of each Fund's Board of Directors is responsible for overseeing the valuation of portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex officio). The Pricing Committee met five times during the fiscal year ended August 31, 2009.

     The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met two times during the fiscal year ended August 31, 2009. The Governance Committee Charter was attached as an appendix to the proxy statement for the 2007 annual shareholder meeting.

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

     The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

     The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience;

whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

     Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

     The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Eight of the directors standing for re-election attended the Funds' 2008 annual shareholder meeting either in person or telephonically.

DIRECTOR COMPENSATION

     The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending, in-person, the Board or committee meeting. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling out of town on Fund Complex business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund Complex business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2009.

                      AGGREGATE       AGGREGATE          AGGREGATE                          TOTAL
                    COMPENSATION     COMPENSATION       COMPENSATION       AGGREGATE     COMPENSATION
                    FROM AMERICAN   FROM AMERICAN      FROM AMERICAN     COMPENSATION     FROM FUND
                      STRATEGIC       STRATEGIC          STRATEGIC       FROM AMERICAN   COMPLEX PAID
                       INCOME          INCOME              INCOME           SELECT       TO DIRECTORS
NAME OF DIRECTOR    PORTFOLIO (1)   PORTFOLIO II(2)   PORTFOLIO III(3)   PORTFOLIO (4)      (5)(6)
----------------    -------------   ---------------   ----------------   -------------   ------------
Benjamin R.
   Field III            $3,391           $3,391           $3,391             $3,391        $200,250
Roger A. Gibson          3,665            3,665            3,665              3,665         224,250
Victoria J.
   Herget                3,702            3,702            3,702              3,702         218,500
John P. Kayser           3,298            3,298            3,298              3,298         194,750
Leonard W.
   Kedrowski             3,797            3,797            3,797              3,797         216,375
Richard K.
   Riederer              3,315            3,315            3,315              3,315         195,750
Joseph D. Strauss        3,600            3,600            3,600              3,600         212,625
Virginia L.
   Stringer              5,922            5,922            5,922              5,922         349,750
James M. Wade            3,344            3,344            3,344              3,344         197,500

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $734; and Victoria J. Herget, $1,112.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $734; and Victoria J. Herget, $1,112.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $734; and Victoria J. Herget, $1,112.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $734; and Victoria J. Herget, $1,112.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $43,275; and Victoria J. Herget, $65,550.

(6) As of August 31, 2009, the Fund Complex consisted of 50 open-end funds (which are portfolios of four investment companies) and eight closed-end investment companies, totaling 58 funds, managed by the Advisor, including the Funds.

DIRECTOR SHAREHOLDINGS

     The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                        Dollar Range of Equity         Aggregate Dollar Range of Equity
Name of Director        Securities in the Funds        Securities in the Fund Complex*
---------------------   ----------------------------   --------------------------------
Benjamin R. Field III   None                                    Over $100,000
Roger A. Gibson         None                                    Over $100,000
Victoria J. Herget      None                                    Over $100,000
John P. Kayser          None                                    Over $100,000
Leonard W. Kedrowski    American Strategic Income               Over $100,000
                        Portfolio:  $10,001-$50,000;
                        American Strategic Income
                        Portfolio II:
                        $50,001-$100,000; American
                        Strategic Income Portfolio
                        III:  $50,001-$100,000
Richard K. Riederer     None                                    Over $100,000
Joseph D. Strauss       None                                    Over $100,000
Virginia L. Stringer    None                                    Over $100,000
James M. Wade           None                                    Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2009.

     To the knowledge of the Funds, as of October 14, 2009, the officers and directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the meeting is sufficient for the election of each nominee, which means that the candidates receiving the highest number of votes will be elected. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Advisor or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     While the bylaws of American Strategic Income Portfolio Inc. require that the selection of the Fund's independent public accountants be submitted to shareholders for their ratification, none of the other Funds is required by law or its governing documents to do so. Nevertheless, the Funds' Board of Directors has elected to submit the selection of Ernst & Young to each Fund's shareholders for ratification. If this selection is not ratified, the Board of Directors will consider what action to take, including possibly resubmitting the selection to shareholders, continuing the engagement of Ernst & Young, or retaining a different independent public accountant.

AUDIT COMMITTEE REPORT

     The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Funds' independent accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Benjamin R. Field III
                                        John P. Kayser
                                        Richard K. Riederer
                                        Virginia L. Stringer (ex officio)

FEES PAID TO ERNST & YOUNG

     Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                           Fiscal year     Fiscal year
                                          ended 8/31/09   ended 8/31/08
                                          -------------   -------------
American Strategic Income Portfolio          $31,116         $24,816
American Strategic Income Portfolio II       $31,116         $24,816
American Strategic Income Portfolio III      $31,116         $24,816
American Select Portfolio                    $31,116         $24,816

     Audit-Related Fees. Ernst & Young's fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

                                           Fiscal year     Fiscal year
                                          ended 8/31/09   ended 8/31/08
                                          -------------   -------------
American Strategic Income Portfolio          $ 4,518         $2,339
American Strategic Income Portfolio II       $11,218         $2,339
American Strategic Income Portfolio III      $ 4,518         $2,339
American Select Portfolio                    $ 4,518         $2,339


     Tax Fees. Ernst & Young's fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

                                           Fiscal year     Fiscal year
                                          ended 8/31/09   ended 8/31/08
                                          -------------   -------------
American Strategic Income Portfolio          $5,498          $11,440
American Strategic Income Portfolio II       $5,498          $20,680
American Strategic Income Portfolio III      $5,498          $16,060
American Select Portfolio                    $5,498          $11,440

     All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Advisor and entities controlling, controlled by or under common control with the Advisor that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                           Fiscal year     Fiscal year
                                          ended 8/31/09   ended 8/31/08
                                          -------------   -------------
American Strategic Income Portfolio          $169,129        $163,942
American Strategic Income Portfolio II       $175,829        $173,182
American Strategic Income Portfolio III      $169,129        $168,562
American Select Portfolio                    $169,129        $163,942


AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

     The investment adviser for the Funds is FAF Advisors, Inc. (the "Advisor"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

SOLICITATION OF PROXIES

     The costs of this proxy solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. In addition to the solicitation of proxies by mail, representatives of the Advisor may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

     Persons holding shares as nominees will be reimbursed by the Funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                    POSITION         TERM OF OFFICE**
NAME AND YEAR OF    HELD WITH        AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST
BIRTH               THE FUNDS        SERVED                FIVE YEARS
-----------------   --------------   -------------------   -------------------------------------
Thomas S.           President        Since February 2001   Chief Executive Officer of the
Schreier, Jr.                                              Advisor; Chief Investment Officer of
(1962)                                                     the Advisor since September 2007.

John G. Wenker      Senior Vice      Since November 1996   Managing Director of the Advisor.
(1951)              President

Chris J. Neuharth   Vice             Since June 2007       Senior Fixed-Income Portfolio Manager
(1959)              President                              of the Advisor.

David A. Yale       Vice             Since June 2007       Senior Real Estate Portfolio Manager
(1956)              President                              of the Advisor since August 2006;
                                                           prior thereto, Senior Vice President,
                                                           Twin Cities Market Manager, U.S. Bank
                                                           from July 2005 to August 2006; prior
                                                           to July 2005, Vice President, ING
                                                           Investment Management/ReliaStar
                                                           Investment Research.

Jeffery M. Wilson   Vice             Since March 2000      Senior Vice President of the Advisor.
(1956)              President --
                    Administration

                    POSITION         TERM OF OFFICE**
NAME AND YEAR OF    HELD WITH        AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING PAST
BIRTH               THE FUNDS        SERVED                FIVE YEARS
-----------------   --------------   -------------------   -------------------------------------

David H. Lui        Chief            Since March 2005      Chief Compliance Officer for First
(1960)              Compliance                             American Funds and the Advisor since
                    Officer                                March 2005. Prior thereto, Chief
                                                           Compliance Officer, Franklin
                                                           Advisors, Inc. and Chief Compliance
                                                           Counsel, Franklin Templeton
                                                           Investments from March 2004 to March
                                                           2005.

Jason K. Mitchell   Anti-Money       Since December        Compliance Manager, FAF Advisors,
(1976)              Laundering       2008 and from         Inc. since June 2006; prior thereto,
                    Officer          September 2006        Compliance Analyst, FAF Advisors,
                                     through August 2008   Inc. from October 2004 through June
                                                           2006; prior thereto, Senior Systems
                                                           Helpdesk Analyst, Wachovia Retirement
                                                           Services.

Charles D.          Treasurer        Since December 2004   Mutual  Funds Treasurer for the
Gariboldi, Jr.                                             Advisor since October 2004; prior
(1959)                                                     thereto, Vice President for
                                                           Investment Accounting and Fund
                                                           Treasurer for Thrivent Financial for
                                                           Lutherans.

Jill M. Stevenson   Assistant        Since September       Mutual Funds Assistant Treasurer for
(1965)              Treasurer        2005                  the Advisor since September 2005;
                                                           prior thereto, Director and Senior
                                                           Project Manager for the Advisor.

Kathleen L.         Secretary        Since December        Deputy General Counsel of the Advisor
Prudhomme                            2004; Assistant       since November 2004;  prior thereto,
(1953)                               Secretary of the      Partner, Dorsey & Whitney LLP, a
                                     Funds from            Minneapolis based law firm.
                                     September 1999 to
                                     December 2004

Richard J. Ertel    Assistant        Since June 2006       Counsel for the Advisor since May
(1967)              Secretary        and from June 2003    2006; prior thereto, Counsel,
                                     to August 2004        Ameriprise Financial Services, Inc.

Michael W.          Assistant        Since February 2009   Counsel, FAF Advisors, Inc., since
Kremenak,           Secretary                              January 2009; prior thereto,
(1978)                                                     Associate, Skadden, Arps, Slate,
                                                           Meagher & Flom LLP, a New York City
                                                           based law firm, from September 2005
                                                           to January 2009.

James D. Alt*       Assistant        Since December        Partner, Dorsey & Whitney LLP, a
(1951)              Secretary        2004; Secretary of    Minneapolis  based law firm.
Dorsey & Whitney                     the Funds from
LLP                                  June 2002 to
50 South Sixth                       December 2004 and
Street, Suite                        Assistant
1500 Minneapolis,                    Secretary of the
MN 55402                             Funds from
                                     September 1998 to
                                     June 2002

----------

* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

     No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 14, 2009, except as follows:

                       NAME AND ADDRESS OF             NUMBER OF SHARES OF   PERCENTAGE OWNERSHIP
FUND                   BENEFICIAL OWNER                   COMMON STOCK          OF COMMON STOCK
----                   -----------------------------   -------------------   --------------------
American Strategic     Sit Investment Associates,           2,085,697*              49.30%
Income Portfolio       Inc. and affiliated entities
                       ("Sit Investment Associates")
                       4600 Wells Fargo Center
                       Minneapolis, MN

American Strategic     Sit Investment Associates            7,123,575*              44.56%
Income Portfolio II

American Strategic     Sit Investment Associates            6,758,955*              31.65%
Income Portfolio III

American Select        Sit Investment Associates            3,786,490*              35.51%
Portfolio

* Based on amended Schedule 13D filings of Sit Investment Associates made on September 11, 2009 with respect to American Strategic Income Portfolio, and July 9, 2009 with respect to American Strategic Income Portfolio II, American Strategic Income Portfolio III, and American Select Portfolio, which indicate that Sit Investment Associates has sole voting power and sole dispositive power with respect to such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Advisor and companies affiliated with the Advisor, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied, except that Kathleen L. Prudhomme, an officer of the Funds and the Advisor, did not file a Form 4 ("Statement of Changes of Beneficial Ownership of Securities") for a transaction in American Strategic Income Portfolio II on a timely basis.

SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than June 24, 2010. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 6, 2010. If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.

OTHER BUSINESS

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, including any question as to the adjournment of the meeting, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

Dated: October 22, 2009


                                        Kathleen L. Prudhomme
                                        Secretary

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Thursday, December 1, 2009
at 2:30 p.m.

PLACE:
800 Nicollet Mall
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                                                  Cusip Numbers:
                                                                  030098-10-7
                                                                  030099-10-5
                                                                  03009T-10-1
                                                                  029570-10-8

                                                                  002CS19744

                                                                  (BARCODE)

  AMERICAN STRATEGIC INCOME
  PORTFOLIO INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in  this example. Please do not write    [X]                          message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III    02 - Roger A. Gibson          03 - Victoria J. Herget
                             04 - John P. Kayser           05 - Leonard W. Kedrowski     06 - Richard K. Riederer               +
                             07 - Joseph D. Strauss        08 - Virginia L. Stringer     09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07    08    09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]   [ ]   [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 4 0 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013ZCA

 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN STRATEGIC INCOME PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of  American  Strategic  Income  Portfolio  Inc. (the "Fund"),  held by the  undersigned  at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  AMERICAN STRATEGIC INCOME
  PORTFOLIO INC. -- II
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in  this example. Please do not write    [X]                          message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III    02 - Roger A. Gibson          03 - Victoria J. Herget
                             04 - John P. Kayser           05 - Leonard W. Kedrowski     06 - Richard K. Riederer               +
                             07 - Joseph D. Strauss        08 - Virginia L. Stringer     09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07    08    09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]   [ ]   [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 4 9 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013ZEA

 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN STRATEGIC INCOME PORTFOLIO INC. -- II
  --------------------------------------------------------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio  Inc. -- II (the "Fund"), held by the undersigned  at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  AMERICAN STRATEGIC INCOME
  PORTFOLIO INC. -- III
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in  this example. Please do not write    [X]                          message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III    02 - Roger A. Gibson          03 - Victoria J. Herget
                             04 - John P. Kayser           05 - Leonard W. Kedrowski     06 - Richard K. Riederer               +
                             07 - Joseph D. Strauss        08 - Virginia L. Stringer     09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07    08    09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]   [ ]   [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 3 3 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013ZAA

 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN STRATEGIC INCOME PORTFOLIO INC. -- III
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. -- III (the "Fund"), held by the undersigned  at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  AMERICAN SELECT
  PORTFOLIO INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in  this example. Please do not write    [X]                          message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III    02 - Roger A. Gibson          03 - Victoria J. Herget
                             04 - John P. Kayser           05 - Leonard W. Kedrowski     06 - Richard K. Riederer               +
                             07 - Joseph D. Strauss        08 - Virginia L. Stringer     09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07    08    09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]   [ ]   [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 3 5 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013Z0A

 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN SELECT PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all
  common  shares  of  American  Select  Portfolio  Inc.  (the  "Fund"),  held  by  the   undersigned  at  the  annual  meeting  of
  shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.